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FOR IMMEDIATE RELEASE                    CONTACT: CHRIS WELLBORN, (214) 309-4007


      DAL-TILE INTERNATIONAL ANNOUNCES INTENTION TO FILE SECONDARY OFFERING

Dallas, April 11 -- Dal-Tile International Inc. (NYSE:DTL) today announced that it intends to file a registration statement with the Securities and Exchange Commission for an underwritten offering of shares of its common stock. It is currently anticipated that approximately 14,000,000 shares will be offered by certain selling stockholders and that the underwriters will be granted an over-allotment option. The selling stockholders will be certain unit holders of DTI Investors LLC (an affiliate of AEA Investors Inc.), which currently holds approximately 28,600,000 Dal-Tile shares. Following the offering, the remaining shares will be subject to lock-up arrangements that are expected to expire in the fourth quarter of 2001. Dal-Tile will not receive any proceeds from the sale of the shares. The offering is expected to be completed in the second quarter of 2001. The timing of the filing of the registration statement and the commencement of the offering are dependent on market conditions and other factors and are subject to change.

Jacques Sardas, chairman, president and CEO of Dal-Tile, stated "AEA has been a long time partner and investor in Dal-Tile and we have always valued and appreciated their support. Their desire to obtain liquidity is understandable. Looking ahead, the offering will result in an increased stock float and a broader shareholder base, which we believe will benefit Dal-Tile."

Dal-Tile is the largest manufacturer, distributor and marketer of ceramic tile in the United States, and one of the largest in the world. Headquartered in Dallas, Texas, the Company has approximately 7,600 employees at its facilities in North America. The Company sells its products, marketed under the brand names Daltile(R) and American Olean(R) through a network of Company-operated sales centers, independent distributors and leading retail home centers nationwide. Dal-Tile common stock is traded on the New York Stock Exchange under the symbol DTL. Additional information on the company and its products is available on the Worldwide Web at HTTP://WWW.DALTILE.COM.

This news release is not an offer to sell or the solicitation of an offer to buy, nor will there be any sale of Dal-Tile common stock in any state in which such an offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of such state. The common stock proposed to be sold may not be sold, nor may any offers to buy be accepted, before a registration statement is filed with the Securities and Exchange Commission and becomes effective. An offering of Dal-Tile common stock, if made, will only be made by means of a prospectus.

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Note: SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995: CERTAIN OF THE STATEMENTS IN THIS PRESS RELEASE, PARTICULARLY THOSE ANTICIPATING FUTURE FINANCIAL PERFORMANCE, BUSINESS PROSPECTS, GROWTH AND OPERATING STRATEGIES, NEW PRODUCTS AND SIMILAR MATTERS, CONSTITUTE "FORWARD-LOOKING STATEMENTS". FOR THOSE STATEMENTS, DAL-TILE CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE STATEMENTS ARE BASED ON ASSUMPTIONS REGARDING THE COMPANY'S ABILITY TO MAINTAIN ITS SALES GROWTH AND GROSS MARGINS AND TO CONTROL COSTS AND ON ASSUMPTIONS REGARDING THE PERFORMANCE OF THE ECONOMY. THESE STATEMENTS ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHER THINGS, THE IMPACT OF COMPETITIVE PRESSURES AND CHANGING ECONOMIC CONDITIONS ON THE COMPANY'S BUSINESS AND ITS DEPENDENCE ON RESIDENTIAL AND COMMERCIAL CONSTRUCTION ACTIVITY, THE FACT THAT THE COMPANY IS HIGHLY LEVERAGED, RELIANCE ON THIRD PARTY SUPPLIERS, INCREASES IN PRICES OF RAW MATERIALS AND ENERGY, CURRENCY FLUCTUATIONS, OTHER FACTORS RELATING TO THE COMPANY'S FOREIGN MANUFACTURING OPERATIONS, THE IMPACT OF PENDING REDUCTIONS IN TARIFFS AND CUSTOMS DUTIES, ENVIRONMENTAL LAWS AND REGULATIONS, AND THE RISK FACTORS OR UNCERTAINTIES LISTED FROM TIME TO TIME IN DAL-TILE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.